Exhibit 10.7









                               [Logo] CompassBank






                           New Bedford, Massachusetts


                           INCENTIVE COMPENSATION PLAN

                                  January, 1998












                                        Approved and Adopted by
                                        The Executive Committee of
                                        the Board of Directors
                                        May 15, 1998

                               [Logo] CompassBank

                           New Bedford, Massachusetts

                                 INCENTIVE PLAN
                                 --------------

                                Table of Contents

                                                                       Page
                                                                       ----
Introduction and Highlights of Incentive Plan for 1998 ............... 1-2

Incentive Plan
--------------

Section I - Definitions ................................................  3

Section II - Participation .............................................  4

Section III - Activating the Plan ......................................  4

Section IV - Calculation of Awards .....................................  4

Section V - Distribution of Awards .....................................  5

Section VI - Plan Administration .......................................  5

Section VII - Amendment, Modification, Suspension or Termination .......  5

Section VIII - Effective Date of Plan ..................................  6

Section IX - Employer Relation with Participants .......................  6

Section X - Governing Law ..............................................  6

Section XI - President's Discretion ....................................  6

1998 Incentive Plan Participants ............................... Appendix A

1998 Performance Goals ......................................... Appendix B

Distribution of Awards ......................................... Appendix C

                               [Logo] CompassBank

                           New Bedford, Massachusetts

                         Introduction and Highlights of
                         ------------------------------
                             Incentive Plan for 1998
                             -----------------------


Thomas Warren and Associates has been retained by Compass Bank to develop an incentive plan. It is important to examine the benefits which accrue to the organization through the operation of the incentive plan. The plan covers all employees.

o Provides Motivation: The opportunity for incentive awards provides employees with the impetus to "stretch" for challenging, yet attainable, goals.

o Provides Retention: by enhancing the Bank's competitive compensation posture.

o Provides Management Team Building: by making the incentive award dependent on the attainment of bank goals, a "team orientation" is fostered among all employees.

o Provides Competitive Compensation Strategy: The implementation of incentive arrangements is common in the banking industry today.

The highlights of the incentive plan included in the following pages are as follows:

     1. The recommended plan is competitive compared with similar sized banks and the banking industry in general.

     2.   The Board of Directors controls all aspects of the Plan.

     3.   All employees are participants.

     4. The financial criteria necessary for plan operation consists of ROA and ROE goals.

     5. Incentive distributions range from 0% of base salary (did not meet goal) to 40% of base salary (maximum performance under plan).

     6. Award distribution would be made during 12-98 for fiscal year end 10-31-98 performance.

     7.   The categories of incentive plan participants are as follows:

                     Position                 Range of Bonus Awards
                     --------                 ---------------------
           A.  President & CEO                         0% - 40%
               Board of Directors

           B.  Executive Officers Grade EIX, EX        0% - 30%

           C.  Senior Officers Grade EVII, EVIII       0% - 25%

           D.  Other officers Grade EV, EVI            0% - 20%

           E.  Other Officers/Exempt Employees EI-EIV  0% - 13%

           F.  Non-exempt Employees                    0% - 8%


     The Board of Directors of Compass Bank has established this Incentive Plan. The purpose of the plan is to meet and exceed financial goals and to promote a superior level of performance relative to the Bank's competition in its market area. Through payment of incentive compensation beyond base salaries, the plan provides reward for meeting and exceeding the Bank's financial goals.


SECTION I - DEFINITIONS
            -----------

     Various terms used in the plan are defined as follows:

      Base  Salary:                 The base salary at the end of
                                    the plan year for all employees. Total
                                    fees including retainers and meeting
                                    fees for Board of Directors.




     Board of Directors:            The Board of Directors of
                                    Compass Bank.

     President & CEO:               President and CEO of Compass Bank.

     Management Performance Goals:  Those pre-set objectives and goals which are required to activate distribution of awards under the plan.

     Personnel Committee:           The Personnel Committee of the Board of
                                    Directors of the Bank.

     Plan Participant:              An eligible employee of the Bank
                                    designated by the President & CEO and
                                    approved by the Personnel Committee for
                                    participation for the Plan Year.

     Plan Year:                     The fiscal year.

     ROA:                           Return on Assets.

     ROE:                           Return on Equity.

     Earnings are measured by Net Profit Return on Equity which is defined as the Bank's net profit stated as a percentage of average surplus outstanding exclusive of FAS 115 adjustments to capital and current year bonus accruals.


SECTION II - ELIGIBILITY TO PARTICIPATE
             --------------------------

     To be eligible for an award under the plan, a plan participant must be in the full-time or part-time service of the Bank at the start and close of the fiscal year and be in the employ of the Bank when the award is paid out. However, if the active, full-time service with the Bank of a participant in the plan is terminated by death, disability, retirement, or if the participant is on an approved leave of absence, the President & CEO may recommend an award to such a participant based on the proportion of the plan year that he/she was in active service with the Bank. The plan participants for the fiscal year are set forth in Appendix A. The President may recommend a prorated incentive award to an employee with less than one year's service.

SECTION III - ACTIVATING THE PLAN
              -------------------

     The operation of the plan is predicated on attaining and exceeding management performance goals. The goals will consist of ROA and ROE. The performance goals for the fiscal year are set forth in Appendix B.

SECTION IV  - CALCULATION OF AWARDS
              ---------------------

     The Personnel Committee designates a rate of distribution for the incentive awards as determined by this plan. The actual rate of distribution for each category of employees will be based upon Bank performance. The individual performance of each employee may also affect the dollar amount or percentage of the award granted to each recipient under this plan. The full Board of Directors will approve the final award distributions.

SECTION V - DISTRIBUTION OF AWARDS
            ----------------------

     Distribution of awards will be made during December, 1998 following the end of the fiscal year. Distribution of the bonus award must be recommended by CEO and approved by the Personnel Committee. In the event of death, any approved award as outlined in Section II for distribution will become payable to the designated beneficiary of the participant as recorded under the Bank's group life insurance program, or in absence of valid designation, to the participant's estate.

SECTION VI - PLAN ADMINISTRATION
             -------------------

     The Board of Directors shall, with respect to the plan, have full power and authority to construe, interpret and manage, control and administer this plan, and to pass and decide upon cases in conformity with the objectives of the plan.

     Any decision made or action taken by the Bank or the Board of Directors, arising out of, or in connection with, the administration, interpretation, and effect of the plan shall be at their absolute discretion and will be conclusive and binding on all parties.

     No member of the Board of Directors or employee of the Bank shall be liable for any act or action hereunder, whether of omission or commission, by a plan participant or employee or by any agent to whom duties in connection with the administration of the plan have been delegated in accordance with the provision of the plan.

SECTION VII - AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION
              --------------------------------------------------

     The Bank reserves the right, by and through its Board of Directors to amend, modify, suspend, reinstate or terminate all or part of the plan at the end of any plan year. The Board of Directors will give prompt written notice to each participant of any amendment, suspension or termination or any material modification of the plan.

SECTION VIII - EFFECTIVE DATE OF THE PLAN
               --------------------------

     The initial effective date of the plan shall be November 1, 1997 and November 1st of each year for succeeding plan years.


SECTION IX - EMPLOYER RELATIONS WITH PARTICIPANTS
             ------------------------------------

     Neither establishment nor the maintenance of the plan shall be construed as conferring any legal rights upon any participant or any person for a continuation of employment, nor shall it interfere with the right of an employer to discharge any participant or otherwise deal with him/her without regard to the existence of the plan.

SECTION X - GOVERNING LAW
            -------------

     Except to the extent pre-empted under federal law, the provisions of the plan shall be construed, administered and enforced in accordance with the domestic internal law of the State of Massachusetts.

     In the event of relevant changes in the Internal Revenue Code, related rulings and regulations, or changes imposed by other regulatory agencies affecting the continued appropriateness of the plan and awards made thereunder, the Board may, at its sole discretion, accelerate or change the manner of payments of any unpaid awards or amend the provisions of the plan.

SECTION XI - PRESIDENT'S DISCRETION
             ----------------------

     The President & CEO will review the amounts to be awarded to individual participants in the incentive plan. No award will be made to a participant whose normal performance appraisal does not meet acceptable standards. The President may recommend to the Board of Directors an upward or downward adjustment to a bonus award if an individual recipients performance warrants. The Board of Directors may adjust the President & CEO's bonus award upward or downward if in their opinion the President & CEO's performance warrants. Under no circumstances should an upward adjustment exceed 20% for the President & CEO.

                                   Appendix A
                        1998 INCENTIVE PLAN PARTICIPANTS

         Name                         Title
         ----                         -----

A. President & CEO

Champagne         Kevin        PRESIDENT & CEO
Board of Directors

B. Executive Officers - Grade EIX & EX

Short             Arthur       EXECUTIVE VICE PRESIDENT
Kelleher          John         EXECUTIVE VICE PRESIDENT
Belanger          Carolyn      SENIOR VICE PRESIDENT

C. Senior Officers - Grade EVII & EVIII

Lambert           James        EXECUTIVE VICE PRESIDENT
Mascianica Jr.    Francis      SENIOR VICE PRESIDENT
Taber             Carl         SENIOR VICE PRESIDENT
Camara            Robert       SENIOR VICE PRESIDENT
Rigby             William      SENIOR VICE PRESIDENT
Taber             Carl         SENIOR VICE PRESIDENT
Perron            Linda        VICE PRESIDENT
Rice              James        VICE PRESIDENT

D. Officers - Grade EV &EVI

Anderson          Nancy        VICE PRESIDENT
Battista          Antonio      VICE PRESIDENT
Boulay            Dennis       VICE PRESIDENT
Cabral            Roger        VICE PRESIDENT
Cozzone           Robert       VICE PRESIDENT
Dussault          Carol-Anne   VICE PRESIDENT
Fernandes         Louis        VICE PRESIDENT
Foster            Peter        VICE PRESIDENT
Insana            Mathew       VICE PRESIDENT
Lopes             Brenda       VICE PRESIDENT
Malinowski        James        VICE PRESIDENT
Pereira           John         VICE PRESIDENT
Rodrigues Jr.     Joseph       VICE PRESIDENT
Scalavino         Thomas       VICE PRESIDENT
Silva             Geraldine    VICE PRESIDENT
Watts             Paul         VICE PRESIDENT
Young             Patti        VICE PRESIDENT

                                   Appendix A
                        1998 INCENTIVE PLAN PARTICIPANTS

         Name                         Title
         ----                         -----
E. Other Officers and Exempt Employees EI-EIV

Auger             Ann          LENDING ADMINISTRATOR OFFICER
Baptista          Susan        HUMAN RESOURCES OFFICER
Bardwell          Diana        LOAN OFFICER
Bastoni           Gina         ASSISTANT TREASURER
Bellamy           Kathleen     ASSISTANT TREASURER
Blankenship       Nancy        ASSISTANT VICE PRESIDENT
Botelho           Paula        COMMERCIAL LOAN OFFICER
Bulhoes           Louise       RETAIL BANKING OFFICER
Carvara           Raymond      ASSISTANT VICE PRESIDENT
Chase             Robert       ASSISTANT VICE PRESIDENT
Dion              Deborah      INFORMATION SYSTEMS OFFICER
Maida             Mary         COMMERCIAL LOAN OFFICER
Marinelli         Shirley      ASSISTANT VICE PRESIDENT
Mayo              Jacqueline   ASSISTANT VICE PRESIDENT
McNiff            George       VICE PRESIDENT
Medeiros          Donna        LOAN OFFICER
Nelson            Susan        MARKETING OFFICER
Nutter            Priscilla    LOAN PROCESSING OFFICER
Oliveira          Donna        CONSUMER LOAN OFFICER
Parkinson         Marilyn      ASSISTANT TO THE PRESIDENT
Poirier           Donna        ASSISTANT TREASURER
Rhodes            Kathleen     RETIREMENT SERV OFFICER
Rivet             Peter        COLLECTIONS OFFICER
Roderick          Marie        ASSISTANT VICE PRESIDENT
SanSoucy          Sue Ann      TRAINING OFFICER
Staiti            Judith       ASSISTANT VICE PRESIDENT
Steiblin          Louis        SECURITY OFFICER
Sylvia            Matthew      ASSISTANT VICE PRESIDENT
Tremblay          Donna        LOAN SERVICING OFFICER
Wilbur            Diane        ASSISTANT TREASURER
Wood              Nancy        ASSISTANT TREASURER
Xavier            Francis      ASSISTANT VICE PRESIDENT

Amaral            Bruce        ASSISTANT COLLECTIONS MANAGER
Baccelli          Steven       FACILITIES SUPERVISOR-M/V
Cabral            Nancy        ASSISTANT BRANCH MANAGER II
Cabral            Carol        LENDING ADMINISTRATION ASSISTANT
Chang             Lynn         BRANCH MANAGER I
Cleveland         Doreen       BRANCH MANAGER I
Costa             Eduarda      BRANCH MANAGER I

                                   Appendix A
                        1998 INCENTIVE PLAN PARTICIPANTS

         Name                         Title
         ----                         -----
Dabkowski         Donna        BRANCH MANAGER I
Dallaire          Linda        BRANCH MANAGER I
Demoranville      Frederica    BRANCH MANAGER I
Dessert           Sheila       BRANCH MANAGER I
Donahue           Michael      EXTERNAL MORTGAGE ORIGINATION REP.
Duarte            Jeanne       CASH MANAGEMENT COORDINATOR
Espindola         Marilyn      ASSISTANT BRANCH MANAGER II
Farrington        Tricia       ASSISTANT BRANCH MANAGER II
Fernandes         Nancy        FACILITIES MANAGER
Ferreira          Robert       EXTERNAL MORTGAGE ORIGINATION REP.
Gibeau            Nancy        SMALL BUSINESS ACCOUNT MANAGER
Gyi               Cyi          ASSISTANT BRANCH MANAGER II
Higgins           Debra        STAFF AUDITOR
Houghton          Martha       BRANCH MANAGER I-NBHS
Hunt              Ann          BRANCH MANAGER I
Keith             Nancy        RECORDS RETENTION COORDINATOR
Langevin          Maria        EXTERNAL MORTGAGE ORIGINATION REP.
Lariviere         Daniel       ASST INFORMATION SYSTEMS MANAGER
Lefavor           Walter       EXTERNAL MORTGAGE ORIGINATION REP.
Levesque          Sheila       MTG LOAN ORIGINATOR/UNDERWRITER
Lopes             Jane         BRANCH MANAGER I
Lynch             Maria        TELEBANKING SUPERVISOR
Macek             Janice       ASSISTANT BRANCH MANAGER II
Maida             Margaret     BRANCH MANAGER I
Mathieu           Mary         MARKETING REP/INTERNET COORDINATOR
McGettigan-Erez   Ann          ASSISTANT BRANCH MANAGER II
Miller            Margery      FINANCIAL REPORTING SPECIALIST
Moniz             Robert       BRANCH MANAGER I - DURFEE HS
Monson            Susan        BRANCH MANAGER I
Mulready          Stephanie    EXTERNAL MORTGAGE ORIGINATION REP.
O'Connor          William      EXTERNAL MORTGAGE ORIGINATION REP.
Ogden             Jeanne       EXTERNAL MORTGAGE ORIGINATION REP.
Perry             Phillip      STATEMENT SERVICES SUPERVISOR
Pike              Michelle     ASST. MTG. LOAN PROCESSING MANAGER
Rebello           Rosemary     BRANCH MANAGER I
Ribeiro           Karen        ASSISTANT BRANCH MANAGER II
Rose              Elaine       ASSISTANT BRANCH MANAGER II
Ross              Stephen      EXTERNAL MORTGAGE ORIGINATION REP.
Ruel              Rosemary     ELECTRONIC SERVICES MANAGER
Saunders          Deborah      ASSISTANT BRANCH MANAGER II
St. Pierre        Susan        SOFTWARE SUPPORT TECHNICIAN
Travis            Roberta      EXTERNAL MORTGAGE ORIGINATION REP.

                                   Appendix A
                        1998 INCENTIVE PLAN PARTICIPANTS

         Name                         Title
         ----                         -----
Vallee            Renee        STAFF AUDITOR
Vancour           Jocelyn      ASSISTANT BRANCH MANAGER II
Vieira            Elsa         BRANCH MANAGER I
Viera             Nancy        ASST. CORPORATE SERVICES MANAGER
Viveiros          Susan        SYSTEMS TECHNICIAN
Ward              Maryellen    BRANCH MANAGER I

F. ALL NON-EXEMPT EMPLOYEES

                                   APPENDIX B
                               [Logo] CompassBank

                           New Bedford, Massachusetts

                             1998 Performance Goals


     The Board of Directors has established the following performance goals for the 1998 plan year:


                    1.) ROE target of 10% - 15%
                        (60% of Plan)

                    2.) ROA target of .90 - 1.35

     Meet or exceed the Banks internal goal for return on average assets for the period ending October 31, 1998 (40% of Plan)

                                   Appendix C
                            COMPASS BANK FOR SAVINGS
                           NEW BEDFORD, MASSACHUSETTS


                     A: CEO & BOARD OF DIRECTORS

--------------------------------------------------------------------------------
 Performance        ROA       Award Based    ROE Goal    Award Based    Total
    Level       Goal = 40%      on ROA      Goal = 60%     on ROE       Award
    -----       ----------      ------      ----------     ------       -----
     100%          0.90          4.00%        10.00         6.00%        10%

     110%          0.99          6.40%        11.00         9.60%        16%

     120%          1.08          8.80%        12.00        13.20%        22%

     130%          1.17         11.20%        13.00        16.80%        28%

     140%          1.26         13.60%        14.00        20.40%        34%

     150%          1.35         16.00%        15.00        24.00%        40%
--------------------------------------------------------------------------------


                     B: EXECUTIVE OFFICERS - LEVEL IX & X

--------------------------------------------------------------------------------
 Performance       ROA       Award Based    ROE Goal    Award Based    Total
    Level       Goal = 40%      on ROA      Goal = 60%     on ROE       Award
    -----       ----------      ------      ----------     ------       -----
     100%          0.90          4.00%        10.00         6.00%        10%

     110%          0.99          5.60%        11.00         8.40%        14%

     120%          1.08          7.20%        12.00        10.80%        18%

     130%          1.17          8.80%        13.00        13.20%        22%

     140%          1.26         10.40%        14.00        15.60%        26%

     150%          1.35         12.00%        15.00        18.00%        30%
--------------------------------------------------------------------------------

                     C: SENIOR OFFICERS - LEVEL VII & VIII

--------------------------------------------------------------------------------
 Performance       ROA       Award Based    ROE Goal    Award Based    Total
    Level       Goal = 40%      on ROA      Goal = 60%     on ROE       Award
    -----       ----------      ------      ----------     ------       -----
     100%          0.90          4.00%        10.00         6.00%        10%

     110%          0.99          5.20%        11.00         7.80%        13%

     120%          1.08          6.40%        12.00         9.60%        16%

     130%          1.17          7.60%        13.00        11.40%        19%

     140%          1.26          8.80%        14.00        13.20%        22%

     150%          1.35         10.00%        15.00        15.00%        25%
--------------------------------------------------------------------------------

                     D: OTHER OFFICERS AND EXEMPT LEVELS V-VI

--------------------------------------------------------------------------------
 Performance       ROA       Award Based    ROE Goal    Award Based    Total
    Level       Goal = 40%      on ROA      Goal = 60%     on ROE       Award
    -----       ----------      ------      ----------     ------       -----
     100%          0.90          4.00%        10.00         6.00%        10%

     110%          0.99          4.80%        11.00         7.20%        12%

     120%          1.08          5.60%        12.00         8.40%        14%

     130%          1.17          6.40%        13.00         9.60%        16%

     140%          1.26          7.20%        14.00        10.80%        18%

     150%          1.35          8.00%        15.00        12.00%        20%
--------------------------------------------------------------------------------

                     E: OTHER OFFICERS AND EXEMPT LEVELS I-V

--------------------------------------------------------------------------------
 Performance        ROA       Award Based    ROE Goal    Award Based    Total
    Level       Goal = 40%      on ROA      Goal = 60%     on ROE       Award
    -----       ----------      ------      ----------     ------       -----
     100%          0.90          3.20%        10.00         4.80%        8%

     110%          0.99          3.60%        11.00         5.40%        9%

     120%          1.08          4.00%        12.00         6.00%        10%

     130%          1.17          4.40%        13.00         6.60%        11%

     140%          1.26          4.80%        14.00         7.20%        12%

     150%          1.35          5.20%        15.00         7.80%        13%
--------------------------------------------------------------------------------

                     F. NON-EXEMPT EMPLOYEES

--------------------------------------------------------------------------------
 Performance        ROA       Award Based    ROE Goal    Award Based    Total
    Level       Goal = 40%      on ROA      Goal = 60%     on ROE       Award
    -----       ----------      ------      ----------     ------       -----
     100%          0.90          1.20%        10.00         1.80%        3%

     110%          0.99          1.60%        11.00         2.40%        4%

     120%          1.08          2.00%        12.00         3.00%        5%

     130%          1.17          2.40%        13.00         3.60%        6%

     140%          1.26          2.80%        14.00         4.20%        7%

     150%          1.35          3.20%        15.00         4.80%        8%
--------------------------------------------------------------------------------